EXHIBIT 10.31

David Gould (SBN 37947)
McDermott, Will & Emery
2049 Century Park East, 34th Floor
Los Angeles, California 90067
(310) 277-4110
Fax: (310) 277-4730

Attorney for Debtor and
Debtor in Possession



                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA



In re                            |   CASE No. LA 00-44653-KM
                                 |   Chapter 11
QUENTRA NETWORKS INC.,           |
                                 |   EX PARTE APPLICATION FOR ORDER CLARIFYING
           Debtor.               |   INTERLINEATION UPON SALE ORDER
                                 |   AUTHORIZING AND APPROVING STOCK PURCHASE
                                 |   AGREEMENT WITH GLDI; ORDER THEREON
                                 |
                                 |   Date:   March 7, 2001
                                 |   Time:   11:00 a.m.
                                 |   Place:  Courtroom "1468"
                                 |           255 East Temple Street
                                 |           Los Angeles, California
- - - - - - - - - - - - - - - - -


         Quentra Networks, Inc. ("Debtor") herein requests the Court's clarification of its March 8, 2001 Order authorizing the Debtor's entry into and consummation of that certain Stock Purchase Agreement ("SPA") with Group Long Distance, Inc. ("GLDI") whereby the Debtor shall, among other things, sell all of its shares of its wholly owned subsidiary HomeAccess MicroWeb, Inc., a California corporation ("HomeAccess") to GLDI free of liens, claims and encumbrances and take such other actions related thereto as specified in the SPA. The March 8, 2001 Order is attached hereto as Exhibit 1.

         At page 3 of the Order, the Court interlineated the following additional text:

             f. As stated by GLDI at the hearing and as stated in motion, GLDI forgives the $250,000 loan it made approx two weeks ago to HA Microweb, as to which loan debtor posted the stock here being sold as security for said loan.

         The Debtor requests clarification of the foregoing additional term to the Order. The addition may be interpreted as a present forgiveness of the underlying loan to HomeAccess MicrobWeb, Inc. ("HomeAccess") occurring before the closing of the sale transaction.

         This interpretation of the text is immediately problematic. First, the GLDI Quentra sale transaction will not close immediately. GLDI has not agreed to release either Quentra's stock pledge or to convert its loan to HomeAccess into capital before the sale transaction closes. GLDI will do so upon closing, but not before.

         Second and even more time sensitive is the fact that GLDI must loan additional funds to HomeAccess to maintain HomeAccess as a going concern. GLDI is willing to do so and understands that such an additional loan will not be secured by Quentra's pledge of the HomeAccess stock. However, the new loan must be an additional advance to HomeAccess and be secured by the existing loan. If the existing loan is presently forgiven, i.e., before the sale transaction closes, then the continuing validity of GLDI's security is questioned and GLDI cannot loan additional funds.

         Based on these concerns, GLDI has requested and the Debtor agrees that the Court's addition to the sale Order should be clarified and replaced with the following text, providing the Court is agreeable to doing so:

                   At closing, the Debtor is released of all obligations under
             GLDI's $250,000 postpetition loan to HomeAccess including the Debtor's pledge of its stock of HomeAccess and, at closing, GLDI agrees to convert said loan into capital of HomeAccess.

         As indicated by counsel signatures at the end of this paper, all parties to the sale proceeding have expressed their non-objection to the foregoing clarification. Attorney Jurich, representing Omega, agreed that he would defer to the Creditors' Committee on the matter. See, Landau Declaration attached hereto. Thus, the relief requested is appropriate under the circumstances.

         WHEREFOR, Quentra Networks, Inc., respectfully requests that the Court enter its order hereon and for such other and further relief as the Court deems just and proper.

 DATED: March 9, 2001                        Respectfully submitted,
                                             McDermott, Will & Emery



                                             By:/s/ David Gould
                                             ------------------
                                             David Gould, Attorneys for Debtor

The following have no objection to
the relief requested and approve
the form of the order hereon:

Wolf, Rifkin & Shapiro, LLP



By:/s/ Simon Aron
   --------------
Simon Aron
Proposed Attorneys for the
Creditors' Committee

Lewis R. Landau
Attorney at Law



By:/s/ Lewis R. Landau
   -------------------
Lewis R. Landau
Attorneys for Group Long
Distance, Inc.

                ORDER AMENDING SALE ORDER ENTERED MARCH 18, 2001

         The Court, having considered the foregoing, hereby ORDERS that the following text is deemed substituted for the Court's interlineation of paragraph "f" on page 3 of its March 8, 2001 order approving the sale of HomeAccess MicroWeb, Inc. to Group Long Distance, Inc.

                  At closing, the Debtor is released of all obligations under GLDI's $250,000 postpetition loan to HomeAccess including the Debtor's pledge of its stock of HomeAccess and, at closing, GLDI agrees to convert said loan into capital of HomeAccess.


     IT IS SO ORDERED.


  DATED:March 12, 2001                          /s/ Kathleen P. March
                                                ---------------------
                                                KATHLEEN P. MARCH
                                                UNITED STATES BANKRUPTCY JUDGE

                         DECLARATION OF LEWIS R. LANDAU
                         ------------------------------

I, Lewis R. Landau, do hereby declare:

1. I am an attorney at law duly admitted to practice in the State of California and before the Courts of the United States District Court for the Central District of California. I am the attorney of record for Group Long Distance, Inc.

2. At page 3 of the Court's March 8, 2001 Order, the Court interlineated the following additional text:

             g. As stated by GLDI at the hearing and as stated in motion, GLDI forgives the $250,000 loan it made approx two weeks ago to HA Microweb, as to which loan debtor posted the stock here being sold as security for said loan.

A true and correct copy of the March 8, 2001 Order is attached hereto as Exhibit "1."

3. The Debtor requests clarification of the foregoing additional term to the Order. The addition may be interpreted as a present forgiveness of the underlying loan to HomeAccess MicrobWeb, Inc. ("HomeAccess") occurring before the closing of the sale transaction.

4. This interpretation of the text is immediately problematic. First, the GLDI Quentra sale transaction will not close immediately. GLDI has not agreed to release either Quentra's stock pledge or to convert its loan to HomeAccess into capital before the sale transaction closes. GLDI will do so upon closing, but not before.

5. Second and even more time sensitive is the fact that GLDI must loan additional funds to HomeAccess to maintain HomeAccess as a going concern. GLDI is willing to do so and understands that such an additional loan will not be secured by Quentra's pledge of the HomeAccess stock. However, the new loan must be an additional advance to HomeAccess and be secured by the existing loan. If the existing loan is presently forgiven, i.e., before the sale transaction closes, then the continuing validity of GLDI's security is questioned and GLDI cannot loan additional funds.

6. Based on these concerns, GLDI has requested and the Debtor agrees that the Court's addition to the sale Order should be clarified and replaced with the following text, providing the Court is agreeable to doing so:

                  At closing, the Debtor is released of all obligations under GLDI's $250,000 postpetition loan to HomeAccess including the Debtor's pledge of its stock of HomeAccess and, at closing, GLDI agrees to convert said loan into capital of HomeAccess.

7. As indicated by counsel signatures at the end of the request for clarification, all parties to the sale proceeding expressed their non-objection to clarifying the Order. Attorney Jurich, representing Omega, indicated to me that he would defer to the Creditors' Committee on the matter. Thus, the relief requested is appropriate under the circumstances.

         I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

         Executed this 9th day of March, 2001 at Calabasas, California.




                                                     /s/ Lewis R. Landau
                                                     -------------------
                                                     Lewis R. Landau